EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Pharmos Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Cook, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to 906 ss. of the Sarbanes -Oxley Act of 2002, that:

          1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                        /s/ Robert W. Cook
                                        ------------------------------------
                                        Robert W. Cook, Chief Financial Officer
November 13, 2003